EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the foregoing Statement on Schedule 13G with respect to the common shares of Cardiome Pharma Corp. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: November 27, 2013

[Signatures Pages to Follow]

SIGNATURES

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth above is true, complete and correct.

Dated: November 27, 2013

CARCOR INVESTMENT HOLDINGS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

CF CARDIO INVESTORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	General Counsel

DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE REAL ASSETS FUND LP

By:	Drawbridge Real Assets GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE REAL ASSETS FUND (B-IP) LP

By:	Drawbridge Real Assets GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE REAL ASSETS GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE REAL ASSETS ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND II LP

By:	Drawbridge Long Dated Value II GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND II (B) LP

By:	Drawbridge Long Dated Value II GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
Name:		Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND II (C) LP

By:	Drawbridge Long Dated Value II GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE II GP LLC

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias
Title:	President

DRAWBRIDGE LONG DATED VALUE ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

LDVF II/III (B) CARDIO LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND III (A) LP

By:	Drawbridge Long Dated Value III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND III (B) LP

By:	Drawbridge Long Dated Value III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE FUND III (C) LP

By:	Drawbridge Long Dated Value III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

DRAWBRIDGE LONG DATED VALUE III GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS PARTNERS FUND LP

By:	Fortress Partners GP LLC, its general partner

By:	/s/ Catherine Bonelli
Name:	Catherine Bonelli
Title:	Chief Financial Officer

FORTRESS PARTNERS GP LLC

By:	/s/ Catherine Bonelli
	Name:	Catherine Bonelli
	Title:	Chief Financial Officer

FORTRESS PARTNERS ADVISORS LLC

By:	/s/ Catherine Bonelli
	Name:	Catherine Bonelli
	Title:	Chief Financial Officer

FORTRESS INVESTMENT HOLDINGS II LLC

By:	/s/ Catherine Bonelli
	Name:	Catherine Bonelli
	Title:	Chief Financial Officer

FOX LAKE PHARMA LLC

By:	Fox Lake Pharma MM LLC, its managing member

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FOX LAKE PHARMA MM LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

CF SI UST LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCOF III UST LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCOF III B INVESTMENTS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCOF III CD INVESTMENTS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES FUND III (A) LP

By:	FCO Fund III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES FUND III (B) LP

By:	FCO Fund III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES FUND III (C) LP

By:	FCO Fund III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES FUND III (D) LP

By:	FCO Fund III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES FUND III (E) LP

By:	FCO Fund III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO FUND III GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES III ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA LSS LP

By:	FCO MA GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA LSS GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA LSS ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FTS SIP CORP.

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FTS SIP L.P.

By:	FCO MA GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES MA ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA III LP

By:	FCO MA III GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA III GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA III ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FGOY INVESTMENTS CORP.

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS GLOBAL OPPORTUNITIES (YEN) FUND L.P.

By:	FGO (Yen) GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FGO (YEN) GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS GLOBAL OPPORTUNITIES (YEN) ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

SUPER FCO MA LP

By:	FCO MA Sup GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA SUP GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA SUP ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA ML CORP.

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA MAPLE LEAF LP

By:	FCO MA Maple Leaf GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA MAPLE LEAF GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS CREDIT OPPORTUNITIES MA MAPLE LEAF ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA CENTRE STREET LP

By:	FCO MA Centre GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA CENTRE GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA CENTRE ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA SC INVESTMENTS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA SC LP

By:	FCO MA SC GP LLC, its general partner

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FCO MA SC GP LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

FORTRESS MA SC ADVISORS LLC

By:	/s/ Constantine M. Dakolias
	Name:	Constantine M. Dakolias
	Title:	President

HYBRID GP HOLDINGS LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FIG LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS OPERATING ENTITY I LP

By:	FIG Corp., its general partner

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FIG CORP.

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

FORTRESS INVESTMENT GROUP LLC

By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary